EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK
NUMBER                                                                    SHARES
                                                     SEE REVERSE FOR DEFINITIONS
                                                           CUSIP NO. 904724 10 1

                                    UNIFORCE
                            TEMPORARY PERSONNEL, INC.

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF NEW YORK


         THIS CERTIFIES THAT                                     IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
                       UNIFORCE TEMPORARY PERSONNEL, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate and the shares represented hereby are issued and shall be subject to the provisions of the Certificate of Incorporation and the Bylaws of the Corporation (copies of which are on file with the Transfer Agent), to which the holder, by the acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrant.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:                                        UNIFORCE TEMPORARY PERSONNEL, INC.

/s/Gordon Robinett                            /s/John Fanning
------------------                            ----------------
Gordon Robinett             CORPORATE         John Fanning
SECRETARY                   SEAL              PRESIDENT

                                              COUNTERSIGNED AND REGISTERED:
                                              CHEMICAL BANK (New York, NY)
                                              TRANSFER AGENT AND REGISTRAR

                                              BY
                                                --------------------------------
                                                              AUTHORIZED OFFICER

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common    UNIF GIFT MIN ACT - ______ Custodian ______
                                                        (Cust)           (Minor)
                                                   under Uniform Gifts to Minors
                                                   Act__________________________
                                                            (State)

TEN ENT -         as tenants by the entireties

JT TEN    -       as joint tenants with right of
                  survivorship and not as
                  tenants in common

Additional  abbreviations  may also be used  though not in the above list.

        FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)



----------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:_________________________________



                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON  THE  FACE  OF THE  CERTIFICATE  IN
                                        EVERY PARTICULAR  WITHOUT  ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


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